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                                                            Exhibit 10.31.3



                        NRG GENERATING (U.S.) INC.
                          1996 STOCK OPTION PLAN

                GRANT OF EMPLOYEE NONQUALIFIED STOCK OPTION

Date of Grant:

      THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by NRG Generating (U.S.) Inc. (the "Company") to ________________ (the "Grantee"), who is an Employee of the Company or a Subsidiary.

      WHEREAS, the Board of Directors of the Company (the "Board") on September 20, 1996, adopted the NRG Generating (U.S.) Inc. 1996 Stock Option Plan (the "Plan");

      WHEREAS, the Plan provides for the granting of Nonqualified Stock Options by the Board to directors of the Company and to officers and key employees of the Company and its Subsidiaries to purchase shares of the Common Stock of the Company (the "Stock"), in accordance with the terms and provisions thereof; and

      WHEREAS, the Board considers Grantee to be a person who is eligible for a grant of Nonqualified Stock Options under the Plan, and has determined that it would be in the best interest of the Company to grant the Nonqualified Stock Options documented herein.

      NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


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1.  Grant of Option.
   Subject  to the terms and  conditions
hereinafter set forth, the Company, with
the approval and at the direction of the
Board, hereby grants to Grantee,  as  of
the Date of Grant, an option to purchase
up  to  _____ shares of Stock at a price
of _____ per share.  The shares of stock
purchasable upon exercise of the  Option
are hereinafter sometimes referred to as
the  "Option  Shares."   The  Option  is
intended by the parties hereto to be, and shall be treated as, a Nonqualified
Stock Option which is not subject to the provisions of Code Section 422.

2.  Installment Exercise.
  Subject to such further limitations as
are  provided  herein, the Option  shall
become   exercisable   in   three    (3)
installments, Grantee having the right hereunder to purchase from the Company the following number of Options


Shares  upon exercise of the Option,  on
and   after  the  following  dates,   in
cumulative fashion:

(i)  on  and after the first anniversary
of  the  Date  of Grant up to  one-third
(ignoring  fractional  shares)  of   the
total number of Option Shares;

    (ii)   on   and  after  the   second
anniversary of the Date of Grant, up  to
an    additional   one-third   (ignoring
fractional shares) of the total number of Option Shares; and

    (iii)   on   and  after  the   third
anniversary of the Date of Grant, the remaining Option Shares.

3.  Termination of Option.
    (a)   The  Option  and  all   rights
hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant
(the "Option Term").

   (b)  Upon the occurrence of Grantee's
ceasing for any reason to be employed by
the  Company, the Option, to the  extent
not    previously    exercised,    shall
terminate  and  become  null  and   void
immediately  upon  the Separation  Date,
except  in  a case where the termination
of  Grantee's employment is by reason of
retirement,  Disability  or   death   or
otherwise    as   follows.     Upon    a
termination  of Grantee's employment  by
reason  of  Disability  or  death,   all
unexercised portions of the Option shall
become  immediately exercisable and  the
Option  may  be  exercised  during   the
period  beginning upon such  termination
and  ending  one year after  such  date.
Upon     termination    of     Grantee's
employment, the Option may be exercised during the three-month period following the date of retirement, but only to the extent that the Option was outstanding and exercisable on the date of such retirement. In no event, however, shall any such period extend beyond the Option
Term.

   (c)  In the event of Grantee's death,
the Option may be exercised by Grantee's
legal  representative(s) as and  to  the
extent  that the Option would  otherwise
have   been   exercisable  by   Grantee,
subject  to  the provisions of   Section
3(b) hereof.

  (d) A transfer of Grantee's employment
between   the   Company,  its   parents,
subsidiaries or affiliates, shall not be deemed to be a termination of Grantee's employment.

(e) Notwithstanding any other provisions
set  forth  herein or in  the  Plan,  if
Grantee  shall: (i) commit  any  act  of
malfeasance or wrongdoing affecting  the
Company,  its  Parents or  Subsidiaries,
(ii) breach any covenant not to compete,
or   employment   contract,   with   the
Company, its Parents or Subsidiaries, or
(iii)   engage  in  conduct  that  would
warrant  Grantee's discharge  for  cause
(excluding general dissatisfaction  with
the performance of Grantee's duties, but
including any act of disloyalty  or  any
conduct   clearly   tending   to   bring
discredit upon the Company, its  Parents
or    Subsidiaries),   any   unexercised
portion of the Option shall immediately terminate and be void.

4.  Exercise of Options.
   (a)  Grantee may exercise the  Option
with  respect to all or any part of  the
number   of  Option  Shares   that   are
exercisable  hereunder  by  giving   the
Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and date of exercise thereof, which date shall be at least five (5) days after the signing of such notice unless an earlier time shall have been mutually agreed upon.

  (b)     Full payment (in U.S. dollars)
by  Grantee  of  the  Option  Price  for
Option Shares purchased shall be made on
or before the exercise date specified in
the notice of exercise in cash or as the
Company  may otherwise permit as further
set  forth in the Plan.  On the exercise
date specified in Grantee's notice or as
soon  thereafter as is practicable,  the
Company  shall cause to be delivered  to
Grantee,  a  certificate or certificates
for   the   Option  Shares  then   being
purchased  (out of theretofore  unissued
Stock   or  reacquired  Stock,  as   the
Company may elect) upon full payment for
such  Option Shares.  The obligation  of
the  Company  to  deliver  Stock  shall,
however,  be  subject to  the  condition
that  if  at  any time the  Board  shall
determine  in  its discretion  that  the
listing,  registration or  qualification
of  the Option or the Option Shares upon
any  securities exchange  or  under  any
state or federal law, or the consent  or
approval  of any governmental regulatory
body,  is  necessary or desirable  as  a
condition of, or in connection with, the
Option  or  the issuance or purchase  of
Stock thereunder, the Option may not  be
exercised  in  whole or in  part  unless
such        listing,       registration,
qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

(c)  If Grantee fails to pay for any  of
the  Option  Shares  specified  in  such
notice   or  fails  to  accept  delivery
thereof,  Grantee's  right  to  purchase
such Option Shares may be terminated  by
the  Company  or  the  exercise  of  the
Option  may be ignored, as the Board  in
its  sole discretion may determine.  The
date  specified in Grantee's  notice  as
the date of exercise shall be deemed the
date of exercise of the Option, provided
that  payment  in full  for  the  Option
Shares   to   be  purchased  upon   such
exercise shall have been received by such date.

5.  Adjustment of and Changes in Stock.
In   the   event  of  a  reorganization,
recapitalization,  change   of   shares,
stock  split, spin-off, stock  dividend,
reclassification,    subdivision,     or
combination    of    shares,     merger,
consolidation, rights offering,  or  any
other  change in the corporate structure
of   shares  of  capital  stock  of  the
Company,  the  Board  shall  make   such
adjustment  as  it deems appropriate  in
the  number and kind of shares of  Stock
subject to the Option or in such  option
price;  provided, however, that no  such
adjustment   shall  give   Grantee   any
additional benefits under the Option.

6.  No Rights as Shareholders.
   Grantee  shall have no  rights  as  a
shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

7.  Non-Transferability of Option.
  During Grantee's lifetime, this Option
shall be exercisable only by Grantee  or
his    or   her   guardian   or    legal
representative.

8.  Employment Not Affected.
   The  grant  of  the Option  hereunder
shall not be construed as conferring  on
Grantee    any   right   to    continued
employment, and Grantee's employment may be terminated without regard to the effect which such action might have upon him as a holder of this Option.

9.  Amendment of Option.
  The Option may be amended by the Board
at any time (i) if the Board determines,
in  its  sole discretion, that amendment
is  necessary or advisable in  light  of
any addition to or change in the Code or
in the regulations issued thereunder, or
any  federal or state securities law  or
other  law  of regulation, which  change
occurs  after the Date of Grant  and  by
its terms applies to the Option; or (ii)
other    than   in   the   circumstances
described  in  clause  (i),   with   the
consent of Grantee.

10.  Notice.
  Any notice to the Company provided for
in this instrument shall be addressed to
it  in  care  of  its Secretary  at  its
executive  offices  and  any  notice  to
Grantee shall be addressed to Grantee at
the current address shown on the payroll
records  of  the Employer.   Any  notice
shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

11.  Incorporation of Plan by Reference.
   The Option is granted pursuant to the
Plan, the terms and definitions of which are incorporated herein by reference, and the Option shall in all respects by interpreted in accordance with the Plan.

12.  Governing Law.
   To  the extent that federal law shall
not be held to have preempted local law, this Option shall be governed by the laws of the State of Delaware. If any provision of the Option shall be held invalid or unenforceable, the remaining provisions hereof shall continue in full force and effect.

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     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Grant of Nonqualified Stock Option, and Grantee has placed his or her signature hereon, effective as of the Date of Grant.


     NRG Generating (U.S.) Inc.


     By:
     Its:  President and CEO:

     GRANTEE

     Signature____________________________

     Name:

     Address: